UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2011


                              KOPR RESOURCES CORP.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      333-157293                41-2252162
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                                 670 Kent Avenue
                                Teaneck, NJ 07666
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (201) 410-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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                              KOPR RESOURCES CORP.

                           Current Report on Form 8-K

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 17, 2011 the Board of Directors of Kopr Resources Corp., a Delaware corporation (the "Company"), unanimously adopted resolutions approving the Certificate of Amendment to the Certificate of Incorporation (the "Certificate of Amendment") to effect a reverse stock split in the ratio of 1 for 5.75 (the "Reverse Stock Split") and recommended that its shareholders approve the Certificate of Amendment. In connection with the adoption of these resolutions, the Board determined to seek the written consent of the holders of a majority of the outstanding shares of Common Stock, in order to reduce associated costs and implement the proposals in a timely manner. On March 18, 2011, the holder of a majority of the outstanding shares of Common Stock executed a written consent authorizing the Reverse Stock Split. The Certificate of Amendment was filed with the Secretary of State of the State of Delaware on March 30, 2011 and became effective on April 4, 2011. The Certificate of Amendment is attached hereto as
Exhibit 3.3 to this Current Report.

ITEM 8.01 OTHER EVENTS.

In connection with the Reverse Stock Split, the Financial Industry Regulatory Authority ("FINRA") effected the Reverse Stock Split at the open of business on April 5, 2011. A "D" was appended to the Company's ticker symbol to indicate the completion of the Reverse Stock Split for 20 business days, which is KOPRD. After the 20 business days following April 5, 2011, the ticker symbol will revert back to "KOPR". Further, in connection with the Reverse Stock Split, the Company obtained a new CUSIP number: 500614 201. There will be no mandatory exchange of stock certificates and the Company's transfer agent, Empire Stock Transfer, will administer the Reverse Stock Split.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits required by Item 601 of Regulation S-K:

Exhibit
Number                         Description of Exhibit
------                         ----------------------

3.1       Certificate of Incorporation*

3.2       Certificate of Amendment to the Certificate of Incorporation*

3.3       Certificate of Amendment to Certificate of Incorporation

----------
* Incorporated herein by reference from the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 13, 2009

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 5, 2011                    KOPR RESOURCES CORP.


                                       By: /s/Andrea Schlectman
                                           -------------------------------------
                                           Andrea Schlectman
                                           President and Chief Executive Officer


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